UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------
                                    FORM 8-K
                                 CURRENT REPORT
                               ------------------

                Pursuant to Section 13 or 15(d) of the Securities
              Exchange Act of 1934 Date of Report (Date of earliest
                       event reported): December 20, 2005

                           R.H. DONNELLEY CORPORATION

             (Exact name of registrant as specified in its charter)

          Delaware                    1-07155               13-2740040
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)       Identification No.)

    1001 Winstead Drive
          Cary, NC                                            27513
   (Address of principal                                    (Zip Code)
     executive offices)
                              R.H. DONNELLEY INC.*
                          (Exact name of registrant as
                            specified in its charter)

           Delaware                  333-59287              36-2467635
(State or other jurisdiction of      (Commission         (I.R.S. Employer
         incorporation)              File Number)       Identification No.)

          1001 Winstead Drive
                Cary, NC                                      27513
         (Address of principal                               Zip Code)
           executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (919) 297-1600
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15(d) as a result of such Notes. As of December 19, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 1.01.   Entry into a Material Definitive Agreement.

         On November 21, 2005, R.H. Donnelley Inc. (the "Company"), a wholly-owned subsidiary of R.H. Donnelley Corporation (the "Parent"), issued a press release announcing that it had commenced a tender offer and consent solicitation for its outstanding 8-7/8% senior notes due 2010 (CUSIP Numbers:
749564AB6, 749564AA8, U76218AA1; together, the "Notes") on the terms and subject to the conditions set forth in the Company's Offer to Purchase and Consent Solicitation Statement dated November 21, 2005 (the "Offer to Purchase"). Upon receipt of tenders and related consents from the holders of at least a majority of the aggregate principal amount of outstanding Notes, on December 6, 2005, the Company, as issuer, the Parent, as guarantor, the subsidiary guarantors named therein, as guarantors, and The Bank of New York, as trustee, executed a third supplemental indenture (the "Supplemental Indenture") amending the indenture, dated as of December 3, 2002, relating to the Notes.

         The Supplemental Indenture amends the Indenture to (1) delete substantially all of the restrictive covenants contained in the Indenture, including, among other things, limitations on debt, limitations on restricted payments, limitations on liens, limitations on asset sales, limitations on restriction on distributions from restricted subsidiaries and limitations on transactions with affiliates, (2) delete events of default relating to covenant defaults, cross-defaults and judgments against the Company, (3) delete the conditions to legal or covenant defeasance and (4) make conforming and related changes to the Indenture.

         The amendments set forth in the Supplemental Indenture became operative when the Notes were accepted for payment by the Company pursuant to the tender offer and consent solicitation on December 20, 2005.

         The foregoing summary of the material provisions of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 20, 2005, the Company amended its Certificate of Designation of Series B Participating Cumulative Preferred Stock ("Series B Preferred Stock") to provide for the issuance of up to 4,000,000 shares of Series B Preferred Stock. Prior to the amendment, 400,000 shares of Series B Preferred Stock were authorized. The Certificate of Designation of Series B Preferred Stock was amended in connection with the previously announced acquisition by the Company of Dex Media, Inc. pursuant to the Agreement and Plan of Merger, dated October 3, 2005, by and among the Company, Forward Acquisition Corp. and Dex Media, Inc. The amendment authorizes additional shares of Series B Preferred Stock that could be issued upon the exercise of preferred share purchase rights pursuant to the terms and subject to the conditions of the Rights Agreement, dated as of October 27, 1998, as amended, between the Company and The Bank of New York, as successor rights agent. The foregoing description of the amendment to the Certificate of Designation of Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Certificate of Designation of the Series B Preferred Stock, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.


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

Item 7.01.   Regulation FD Disclosure

         On December 20, 2005, the Company issued a press release announcing the expiration and final results of its previously announced cash tender offer for any and all of the outstanding $325,000,000 aggregate principal amount of Notes and the related consent solicitation under the Offer to Purchase and the related Letter of Transmittal and Consent.

         The tender offer and consent solicitation expired at Midnight, New York City time, on December 19, 2005 (such date and time, the "Expiration Date"). As of the Expiration Date, holders of $317.1 million in aggregate principal amount of Notes had tendered their Notes pursuant to the tender offer. This participation represents approximately 97.6% of the total principal amount of the Notes outstanding. The Company has accepted for payment all of the Notes validly tendered in the tender offer and consent solicitation, and expects to pay today for all validly tendered Notes.

         The information is being furnished under Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.


Item 9.01.   Financial Statements and Exhibits.

          (d)  Exhibits.

               The following exhibit is filed with this report:

Exhibit No.  Exhibit Description
----------   --------------------
3.1          Amended Certificate of Designation of Series B Participating
             Cumulative Preferred Stock.

4.1 Third Supplemental Indenture, dated as of December 6, 2005, by and among R.H. Donnelley Inc., as issuer, R.H. Donnelley Corporation, as guarantor, the subsidiary guarantors named therein, as guarantors, and The Bank of New York, as trustee.

99.1         Press Release, dated December 20, 2005.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      R.H. DONNELLEY CORPORATION

                                      /s/ Robert J. Bush
                                      -------------------------------
                                      Vice President, General Counsel
                                         & Corporate Secretary



                                      R.H. DONNELLEY INC.
                                      /s/ Robert J. Bush
                                      -------------------------------
                                      Robert J. Bush
                                      Vice President, General Counsel
                                         & Corporate Secretary



         Date: December 20, 2005

                                 EXHIBIT INDEX

Exhibit No.  Exhibit Description
----------   --------------------
3.1          Amended Certificate of Designation of  Series B Participating
             Cumulative Preferred Stock.

4.1 Third Supplemental Indenture, dated as of December 6, 2005, by and among R.H. Donnelley Inc., as issuer, R.H. Donnelley Corporation, as guarantor, the subsidiary guarantors named therein, as guarantors, and The Bank of New York, as trustee.

99.1         Press Release, dated December 20, 2005.

                                       5